UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-01 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation Commercial Mortgage Pass-Through Certificates, Series 2005-C1, which was made on December 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2005
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Administrator:
Andy Streepey 312.904.9387
andy.streepey@abnamro.com
Analyst:
Aron Kassa 714.259.6214
aron.kassa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Page 2-4
Page 5-7

Page 10-11

Loan Level Detail
Defeased Loans
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Historical REO Report
Modified Loan Detail
Realized Loss Detail
Page 16-21

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C1
GECM05C1_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
17-Feb-05
10-Mar-05
10-Jun-48
Appraisal Reduction Detail

Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: GEMSA Loan Services, L.P.
Special Servicer: LNR Partners, Inc.
Rating Agency: Dominion Bond Rating Service Limited/Fitch, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gemsals.com
www.etrustee.net

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.239806%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
87
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
870.964836107
14.140797711
0.000000000
856.824038396
2.911925714
Fixed
0.00
0.00
0.000000000
4.0120000000%
0.000000000
36828QKM7
A-1
75,842,000.00
1,072,466.38
0.00
64,983,248.72
220,846.27
66,055,715.10
1000.000000000
0.000000000
0.000000000
1000.000000000
3.627500000
Fixed
0.00
0.00
0.000000000
4.3530000000%
0.000000000
36828QKN5
A-2
419,280,000.00
0.00
0.00
419,280,000.00
1,520,938.20
419,280,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.815000000
Fixed
0.00
0.00
0.000000000
4.5780000000%
0.000000000
36828QKP0
A-3
155,000,000.00
0.00
0.00
155,000,000.00
591,325.00
155,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.936666757
Fixed
0.00
0.00
0.000000000
4.7240000000%
0.000000000
36828QKQ8
A-4
36,781,000.00
0.00
0.00
36,781,000.00
144,794.54
36,781,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.832499896
Fixed
0.00
0.00
0.000000000
4.5990000000%
0.000000000
36828QLX2
A-AB
48,230,000.00
0.00
0.00
48,230,000.00
184,841.47
48,230,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.976666674
4.7720000000%
0.00
0.00
0.000000000
4.7720000000%
0.000000000
36828QKR6
A-5
457,852,000.00
0.00
0.00
457,852,000.00
1,820,724.79
457,852,000.00
995.989385888
0.522862394
0.000000000
995.466523495
3.837049134
4.6230000000%
0.00
0.00
0.000000000
4.6230000000%
0.000000000
36828QKS4
A-1A
146,374,000.00
76,533.46
0.00
145,710,416.91
561,644.23
145,786,950.37
1000.000000000
0.000000000
0.000000000
1000.000000000
4.021666667
4.8260000000%
0.00
0.00
0.000000000
4.8260000000%
0.000000000
36828QKT2
A-J
110,916,000.00
0.00
0.00
110,916,000.00
446,067.18
110,916,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.038333294
4.8460000000%
0.00
0.00
0.000000000
4.8460000000%
0.000000000
36828QKV7
B
41,855,000.00
0.00
0.00
41,855,000.00
169,024.44
41,855,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.057500299
4.8690000000%
0.00
0.00
0.000000000
4.8690000000%
0.000000000
36828QKW5
C
16,742,000.00
0.00
0.00
16,742,000.00
67,930.67
16,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166728
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
36828QKX3
D
27,206,000.00
0.00
0.00
27,206,000.00
112,202.08
27,206,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000341
5.0580000000%
0.00
0.00
0.000000000
5.0580000000%
0.000000000
36828QKY1
E
14,649,000.00
0.00
0.00
14,649,000.00
61,745.54
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.303787576
5.1988835368%
0.00
0.00
0.000000000
5.1645451691%
0.000000000
36828QLA2/U36984DD8
F
23,020,000.00
0.00
0.00
23,020,000.00
99,073.19
23,020,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.331287460
5.1988835368%
0.00
0.00
0.000000000
5.1975451691%
0.000000000
36828QLB0/U36984DE6
G
14,649,000.00
0.00
0.00
14,649,000.00
63,449.03
14,649,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.331287779
5.1988835368%
0.00
0.00
0.000000000
5.1975451691%
0.000000000
36828QLC8/U36984DF3
H
25,113,000.00
0.00
0.00
25,113,000.00
108,771.63
25,113,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882501194
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLD6/U36984DG1
J
4,186,000.00
0.00
0.00
4,186,000.00
16,252.15
4,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500299
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLE4/U36984DH9
K
8,371,000.00
0.00
0.00
8,371,000.00
32,500.41
8,371,000.00
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.239806%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
87
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722370.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLF1/U36984DJ5
L
10,464,000.00
0.00
0.00
10,464,000.00
40,626.48
10,464,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500000
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLG9/U36984DK2
M
2,092,000.00
0.00
0.00
2,092,000.00
8,122.19
2,092,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882500398
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLH7/U36984DL0
N
6,279,000.00
0.00
0.00
6,279,000.00
24,378.22
6,279,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499403
4.6590000000%
0.00
0.00
0.000000000
4.6590000000%
0.000000000
36828QLJ3/U36984DM8
O
4,185,000.00
0.00
0.00
4,185,000.00
16,248.26
4,185,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.626988933
4.6590000000%
0.00
)
(6,416.78
)
(0.255510945
4.6590000000%
0.000000000
36828QLK0/U36984DN6
P
25,113,523.00
0.00
0.00
25,113,523.00
91,086.47
25,113,523.00
993.804003676
0.000000000
0.000000000
993.117705643
0.034550882
0.0410243978%
0.00
0.00
0.000000000
0.0417195551%
0.000000000
N
36828QKZ8
X-C
1,674,199,523.00
0.00
0.00
1,662,677,189.07
57,845.07
1,663,826,188.91
1000.000000000
0.000000000
0.000000000
1000.000000000
0.455263406
0.5475653069%
0.00
0.00
0.000000000
0.5463160862%
0.000000000
N
36828QKU9
X-P
1,624,676,000.00
0.00
0.00
1,624,676,000.00
739,655.53
1,624,676,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309399
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
111309407
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(6,416.78
1,674,199,523.00
1,663,826,188.47
8,349,092.88
Total
1,662,677,188.63
1,148,999.84
0.00
7,200,093.04
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.239806%
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
GE Comercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
87
Grantor Trust
Statement Date:
ABN AMRO Acct: 722370.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST863
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,935,500.56
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,263,337.93
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(5,188.63
0.00
0.00
)
(1,228.15
)
(6,416.78
7,202,034.16
)
(1,941.13
0.00
0.00
0.00
)
(1,941.13
1,073,893.53
75,106.31
1,148,999.84
0.00
0.00
0.00
0.00
0.00
0.00
1,148,999.84
8,351,034.00
8,349,092.87
1,663,826,188.91
127
1,148,999.84
0.00
0
0.00
0.00
0
0.00
0
1,662,677,189.07
127
190,999.28
935,286.55
75,106.31
327,837.37
75,106.31
327,837.37
54,886.99
0.00
0.00
1,767.12
56,654.11
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(54,886.99
7,200,093.03
Interest Not Advanced (
Current Period
)
0.00
327,837.37
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(935,286.55
)
(190,999.28
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,343,882.50
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,657,446.02
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(5,188.63
0.00
0.00
)
(1,228.15
)
(6,416.78
6,600,232.59
)
(1,771.05
0.00
0.00
0.00
)
(1,771.05
1,002,585.53
69,880.85
1,072,466.38
0.00
0.00
0.00
0.00
0.00
0.00
1,072,466.38
7,672,698.97
7,670,927.93
1,518,038,703.72
114
1,072,466.38
0.00
0
0.00
0.00
0
0.00
0
1,516,966,237.34
114
172,675.86
757,869.44
69,880.85
313,563.52
69,880.85
313,563.52
50,796.65
0.00
0.00
1,672.59
52,469.23
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(50,796.65
6,598,461.55
Interest Not Advanced (
Current Period
)
0.00
313,563.52
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(757,869.44
)
(172,675.86
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
591,618.05
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
605,891.91
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
601,801.57
)
(170.09
0.00
0.00
0.00
)
(170.09
71,308.00
5,225.46
76,533.46
0.00
0.00
0.00
0.00
0.00
0.00
76,533.46
678,335.03
678,164.94
145,787,485.19
13
76,533.46
0.00
0
0.00
0.00
0
0.00
0
145,710,951.73
13
18,323.42
177,417.11
5,225.46
14,273.86
5,225.46
14,273.86
4,090.35
0.00
0.00
94.53
4,184.88
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(4,090.35
601,631.48
Interest Not Advanced (
Current Period
)
0.00
14,273.86
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(177,417.11
)
(18,323.42
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
220,846.27
220,846.27
220,846.27
0.00
20.00%
20.14%
30/360
4.012000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,520,938.20
1,520,938.20
1,520,938.20
0.00
20.00%
20.14%
30/360
4.353000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
591,325.00
591,325.00
591,325.00
0.00
20.00%
20.14%
30/360
4.578000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
144,794.54
144,794.54
144,794.54
0.00
20.00%
20.14%
30/360
4.724000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
184,841.47
184,841.47
184,841.47
0.00
20.00%
20.14%
30/360
4.599000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,820,724.79
1,820,724.79
1,820,724.79
0.00
20.00%
20.14%
30/360
4.772000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
561,644.23
561,644.23
561,644.23
0.00
20.00%
20.14%
30/360
4.623000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
446,067.18
446,067.18
446,067.18
0.00
13.38%
13.47%
30/360
4.826000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
169,024.44
169,024.44
169,024.44
0.00
10.88%
10.95%
30/360
4.846000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,930.67
67,930.67
67,930.67
0.00
9.88%
9.94%
30/360
4.869000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
112,202.08
112,202.08
112,202.08
0.00
8.25%
8.31%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
61,745.54
61,745.54
61,745.54
0.00
7.38%
7.43%
30/360
5.058000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
99,073.19
99,073.19
99,073.19
0.00
6.00%
6.04%
30/360
5.164545169%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
63,449.03
63,449.03
63,449.03
0.00
5.13%
5.16%
30/360
5.197545169%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
108,771.63
108,771.63
108,771.63
0.00
3.63%
3.65%
30/360
5.197545169%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
16,252.15
16,252.15
16,252.15
0.00
3.38%
3.40%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
32,500.41
32,500.41
32,500.41
0.00
2.88%
2.89%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
40,626.48
40,626.48
40,626.48
0.00
2.25%
2.27%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
8,122.19
8,122.19
8,122.19
0.00
2.13%
2.14%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
24,378.22
24,378.22
24,378.22
0.00
1.75%
1.76%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
16,248.26
16,248.26
16,248.26
0.00
1.50%
1.51%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
97,503.25
104,749.10
91,086.47
13,662.63
0.00%
0.00%
30/360
4.659000000%
)
(6,416.78
7,245.85
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
57,845.07
57,845.07
57,845.07
0.00
NA
NA
30/360
0.041719555%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
739,655.53
739,655.53
739,655.53
0.00
NA
NA
30/360
0.546316086%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7,206,509.82
7,213,755.67
7,200,093.04
13,662.63
)
(6,416.78
7,245.85
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
5,188.63
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
1,228.15
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
6,416.78
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(6,416.78
)
(6,416.78
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
36828QKM7
AAA
NR
AAA
AAA
A-2
36828QKN5
AAA
NR
AAA
AAA
A-3
36828QKP0
AAA
NR
AAA
AAA
A-4
36828QKQ8
AAA
NR
AAA
AAA
A-AB
36828QLX2
AAA
NR
AAA
AAA
A-5
36828QKR6
AAA
NR
AAA
AAA
A-1A
36828QKS4
AAA
NR
AAA
AAA
A-J
36828QKT2
AAA
NR
AAA
AAA
B
36828QKV7
AA
NR
AA
AA
C
36828QKW5
AA-
NR
AA-
AA Low
D
36828QKX3
A
NR
A
A
E
36828QKY1
A-
NR
A-
A Low
F
36828QLA2
BBB+
NR
BBB+
BBB High
G
36828QLB0
BBB
NR
BBB
BBB
H
36828QLC8
BBB-
NR
BBB-
BBB Low
J
36828QLD6
BB+
NR
BB+
BB High
K
36828QLE4
BB
NR
BB
BB
L
36828QLF1
BB-
NR
BB-
BB Low
M
36828QLG9
B+
NR
B+
B High
N
36828QLH7
B
NR
B
B
O
36828QLJ3
B-
NR
B-
B Low
P
36828QLK0
NR
NR
NR
NR

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
X-C
36828QKZ8
AAA
NR
AAA
AAA
X-P
36828QKU9
AAA
NR
AAA
AAA
S
9ABST863
NR
NR
NR
NR

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722370.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.07%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
1
17,761,006.67
0
0.00
0.79%
1.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.79%
1.07%
11/10/2005
1
17,789,601.80
0
0.00
0
0.00
0
0.00
0
0.00
1
17,789,601.80
0
0.00
0.79%
0.45%
0.79%
1.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/11/2005
1
7,425,847.15
1
17,815,305.71
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
6/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
5/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4/11/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3/10/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722370.1
Series 2005-C1
12-Dec-05
127
100.00%
1,662,677,189
99.31%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
281
5.24%
5.20%
0
0
0
0
10-Nov-05
127
100.00%
1,663,826,189
99.38%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
282
5.41%
5.37%
0
0
0
0
11-Oct-05
127
100.00%
1,664,840,578
99.44%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
282
5.24%
5.20%
0
0
0
0
12-Sep-05
127
100.00%
1,665,980,105
99.51%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
283
5.41%
5.37%
0
0
0
0
10-Aug-05
127
100.00%
1,666,984,751
99.57%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
284
5.41%
5.37%
1
11,615
0
0
11-Jul-05
127
100.00%
1,668,175,039
99.64%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
285
5.24%
5.20%
0
0
0
0
10-Jun-05
127
100.00%
1,669,301,015
99.71%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
286
5.41%
5.37%
0
0
0
0
10-May-05
127
100.00%
1,670,291,848
99.77%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
287
5.24%
5.20%
1
32,878
0
0
11-Apr-05
127
100.00%
1,671,929,189
99.86%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
288
5.41%
5.37%
0
0
0
0
10-Mar-05
127
100.00%
1,672,890,618
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
288
4.89%
4.85%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-05
214,067.05
214,067.05
0.00
A
10
1-Nov-05
111,540.12
111,540.12
0.00
A
27
1-Nov-05
19,615.42
19,615.42
0.00
A
92
1-Nov-05
21,094.29
21,094.29
0.00
A
100
1-Nov-05
19,499.32
19,499.32
0.00
A
102
1-Nov-05
17,127.49
17,127.49
0.00
A
110
402,943.68
402,943.68
Total
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
4.28%
1-Dec-09
GECM5C1A
Retail
0.00
95,923,434
481,355

IL
5.31%
1-Jan-15
GECM5C1A
Office
0.00
91,000,000
402,637

VA
4.72%
1-Jan-12
GECM5C1A
Office
0.00
75,000,000
295,125

HI
4.33%
1-Jan-10
GECM5C1A
Retail
0.00
61,991,376
312,954

NY
5.06%
1-Jan-10
GECM5C1A
Office
0.00
60,000,000
253,000

CA
5.14%
1-Feb-15
GECM5C1A
Office
0.00
58,000,000
248,433

NC
4.63%
1-Jan-10
GECM5C1B
Multifamily
0.00
52,650,000
203,141

NV
5.21%
1-Jan-15
GECM5C1A
Multifamily
0.00
47,250,000
205,144

CA
5.65%
1-May-15
GECM5C1A
Office
0.00
43,777,322
230,906

CT
5.71%
1-Jan-15
GECM5C1A
Retail
0.00
36,585,205
214,983
A

CA
5.53%
1-Feb-10
GECM5C1A
Office
0.00
31,250,000
144,010

GA
6.88%
1-Sep-13
GECM5C1A
Retail
0.00
28,355,020
203,752

XX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
6,000,000
27,750

MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,875,000
22,547

LA
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
4,225,000
19,541

MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
3,900,000
18,038

FL
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,495,000
11,539

MO
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,450,000
11,331

TX
5.55%
1-Dec-09
GECM5C1A
Self Storage
0.00
2,165,000
10,013

XX
5.16%
1-Jul-11
GECM5C1A
Lodging
0.00
24,541,952
135,291

MA
5.24%
1-Jan-10
GECM5C1A
Multifamily
0.00
23,703,989
132,380

IL
6.34%
1-Sep-14
GECM5C1A
Lodging
0.00
22,534,507
152,977

FL
4.40%
1-Nov-09
GECM5C1A
Retail
0.00
22,425,000
82,225

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
PA
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
22,000,000
100,100

TX
5.31%
1-Dec-10
GECM5C1A
Office
0.00
21,800,000
96,465

WA
5.38%
1-Jan-15
GECM5C1A
Retail
0.00
19,755,231
112,029

NY
5.70%
1-Dec-14
GECM5C1A
Retail
0.00
19,064,965
112,017
A

WA
5.12%
1-Jan-10
GECM5C1A
Industrial
0.00
18,957,453
104,482

CA
5.36%
1-Feb-15
GECM5C1A
Office
0.00
18,800,000
83,973

UT
5.23%
1-Jan-15
GECM5C1A
Office
0.00
18,500,000
80,645

MD
5.63%
1-Jan-15
GECM5C1A
Office
0.00
17,814,633
103,790

NY
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
17,803,207
101,076

IL
5.60%
1-Mar-15
GECM5C1A
Retail
0.00
17,761,007
111,613

FL
5.35%
1-Jan-15
GECM5C1B
Multifamily
0.00
17,668,554
99,398

PA
5.46%
1-Jan-15
GECM5C1A
Retail
0.00
17,194,701
98,359

NV
4.74%
1-Jan-10
GECM5C1A
Retail
0.00
16,000,000
63,200

NC
5.72%
1-Jan-15
GECM5C1A
Retail
0.00
15,738,724
100,367

AZ
5.92%
1-Nov-14
GECM5C1A
Retail
0.00
15,789,000
77,892

WA
5.51%
1-Jan-15
GECM5C1A
Lodging
0.00
15,326,695
95,829

WA
5.93%
1-Jul-14
GECM5C1A
Retail
0.00
15,225,000
75,237

AR
4.94%
1-Dec-14
GECM5C1A
Multifamily
0.00
14,786,722
79,974

FL
4.67%
1-Nov-09
GECM5C1A
Multifamily
0.00
14,730,389
77,396

CA
4.98%
1-Dec-14
GECM5C1A
Retail
0.00
14,715,000
61,080

AL
5.25%
1-Jan-15
GECM5C1A
Multifamily
0.00
14,320,000
62,650

CT
5.69%
1-Dec-14
GECM5C1A
Retail
0.00
13,434,033
78,848

NY
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
13,296,945
75,487

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.47%
1-Dec-14
GECM5C1A
Self Storage
0.00
13,228,843
75,832

OH
4.94%
1-Dec-14
GECM5C1A
Retail
0.00
13,345,000
54,937

CA
5.00%
1-Jan-15
GECM5C1A
Multifamily
0.00
13,000,000
54,167

AZ
5.54%
1-Jan-10
GECM5C1A
Lodging
0.00
12,500,000
57,708

IN
5.25%
1-Jan-10
GECM5C1A
Multifamily
0.00
12,480,000
54,600

VA
4.53%
1-Dec-09
GECM5C1B
Multifamily
0.00
11,815,073
61,016

FL
5.79%
1-Feb-20
GECM5C1A
Industrial
0.00
11,675,207
74,836

ND
5.38%
1-Dec-14
GECM5C1A
Multifamily
0.00
11,200,000
50,213

CA
5.40%
1-Oct-11
GECM5C1A
Office
0.00
10,833,241
61,768

TX
5.52%
1-Jan-15
GECM5C1A
Retail
0.00
10,800,000
49,680

CA
5.79%
1-Jan-15
GECM5C1A
Office
0.00
9,889,731
58,612

TX
5.54%
1-Jan-15
GECM5C1A
Retail
0.00
9,400,000
43,412

IL
5.44%
1-Jan-15
GECM5C1A
Retail
0.00
9,170,062
52,342

CA
6.02%
1-Jan-14
GECM5C1A
Self Storage
0.00
9,056,913
59,388

SC
5.33%
1-Feb-15
GECM5C1B
Multifamily
0.00
8,826,057
49,727

UT
5.32%
1-Jan-10
GECM5C1A
Office
0.00
8,364,561
70,662

CA
5.48%
1-Dec-14
GECM5C1A
Self Storage
0.00
8,539,741
49,005

FL
5.36%
1-Feb-15
GECM5C1A
Retail
0.00
8,228,312
46,512

CA
5.75%
1-Oct-14
GECM5C1A
Retail
0.00
8,100,000
38,813

IL
5.53%
1-Dec-14
GECM5C1A
Retail
0.00
8,000,000
36,867

MO
5.30%
1-Jan-15
GECM5C1A
Retail
0.00
7,902,510
44,424

CA
5.30%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,500,000
33,125

LA
5.34%
1-Jan-15
GECM5C1A
Retail
0.00
7,409,336
41,834

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TN
5.46%
1-Jan-15
GECM5C1B
Multifamily
0.00
7,194,140
41,162

LA
5.69%
1-Jan-15
GECM5C1A
Self Storage
0.00
7,090,639
44,256

VA
5.80%
1-Sep-14
GECM5C1A
Self Storage
0.00
7,040,842
45,513

CO
5.42%
1-Jan-15
GECM5C1A
Retail
0.00
7,000,000
31,617

CO
5.03%
1-Jan-10
GECM5C1A
Office
0.00
7,000,000
29,342

WA
4.86%
1-Dec-14
GECM5C1B
Multifamily
0.00
6,800,000
27,540

FL
5.60%
1-Jan-12
GECM5C1A
Self Storage
0.00
6,277,185
36,454

TX
5.23%
1-Dec-14
GECM5C1A
Retail
0.00
6,187,864
34,557

NY
5.54%
1-Jan-15
GECM5C1A
Office
0.00
6,167,564
35,587

NY
5.46%
1-Jan-15
GECM5C1A
Mixed Use
0.00
6,200,000
28,210

AZ
5.95%
1-Aug-14
GECM5C1A
Retail
0.00
6,200,000
30,742

CA
5.13%
1-Jan-15
GECM5C1A
Retail
0.00
6,121,786
33,766

NY
5.37%
1-Dec-09
GECM5C1A
Self Storage
0.00
5,326,567
36,381

TN
5.54%
1-Jan-15
GECM5C1A
Self Storage
0.00
5,534,993
31,937

TX
5.39%
1-Dec-14
GECM5C1A
Self Storage
0.00
5,428,586
30,850

CA
5.43%
1-Dec-14
GECM5C1A
Office
0.00
5,349,935
32,017

NY
5.13%
1-Jan-15
GECM5C1A
Office
0.00
5,134,441
28,329

KY
5.85%
1-Feb-15
GECM5C1A
Retail
0.00
4,950,074
29,497

WA
5.23%
1-Jan-15
GECM5C1A
Industrial
0.00
4,938,220
27,551

VA
5.10%
1-Dec-14
GECM5C1A
Office
0.00
4,931,145
27,147

CA
4.88%
1-Jan-10
GECM5C1A
Office
0.00
4,440,442
23,839

TX
5.75%
1-Sep-14
GECM5C1A
Retail
0.00
4,431,524
26,261

MS
5.29%
1-Jan-15
GECM5C1A
Multifamily
0.00
4,475,000
19,727
A

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.13%
1-Jan-15
GECM5C1A
Office
0.00
4,393,896
24,243

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,950,000
12,710

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,450,000
6,247

CA
5.60%
1-Feb-15
GECM5C1A
Self Storage
0.00
4,326,076
25,099

TX
5.18%
1-Nov-14
GECM5C1B
Multifamily
0.00
4,236,466
23,559

OR
4.64%
1-Jan-10
GECM5C1A
Multifamily
0.00
4,191,015
21,889

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
4,050,000
17,449

TX
5.48%
1-Jan-10
GECM5C1A
Retail
0.00
3,694,608
21,187
A

CA
5.20%
1-Dec-14
GECM5C1A
Multifamily
0.00
3,789,432
23,041

TX
4.56%
1-Nov-09
GECM5C1B
Multifamily
0.00
3,775,929
19,594
A

TN
5.50%
1-Jan-15
GECM5C1A
Retail
0.00
3,706,113
21,292

CA
5.97%
1-Sep-14
GECM5C1A
Self Storage
0.00
3,646,226
22,112

CT
5.30%
1-Feb-15
GECM5C1B
Multifamily
0.00
3,400,000
15,017

IN
5.46%
1-Jan-15
GECM5C1A
Mobile Home Park
0.00
3,400,000
15,470

TX
5.54%
1-Dec-14
GECM5C1A
Retail
0.00
3,318,226
20,837

ID
5.40%
1-Feb-15
GECM5C1A
Mobile Home Park
0.00
3,120,712
18,414

LA
5.39%
1-Jan-15
GECM5C1A
Retail
0.00
3,062,902
17,388

CA
5.44%
1-Jan-12
GECM5C1A
Office
0.00
3,013,867
17,203
A

WA
5.76%
1-Jan-12
GECM5C1A
Self Storage
0.00
2,966,713
17,526

ND
5.15%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,962,328
16,381

WA
5.55%
1-Oct-14
GECM5C1A
Mobile Home Park
0.00
2,955,903
17,128

LA
5.60%
1-Nov-09
GECM5C1A
Office
0.00
2,820,256
17,840

LA
5.60%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,793,789
17,672

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.77%
1-Jan-15
GECM5C1A
Self Storage
0.00
2,768,997
16,376

CA
5.34%
1-Dec-14
GECM5C1A
Self Storage
0.00
2,747,156
16,928

ND
5.19%
1-Jan-15
GECM5C1B
Multifamily
0.00
2,701,139
16,382

FL
5.95%
1-Sep-14
GECM5C1A
Self Storage
0.00
2,709,864
16,399

CA
5.79%
1-Nov-14
GECM5C1A
Self Storage
0.00
2,566,072
15,239

IL
5.76%
1-Dec-14
GECM5C1A
Mobile Home Park
0.00
2,329,652
15,237

VA
5.40%
1-Feb-15
GECM5C1A
Retail
0.00
2,299,581
13,056

TX
5.98%
1-Oct-14
GECM5C1A
Self Storage
0.00
2,131,681
12,927

MI
4.89%
1-Nov-09
GECM5C1A
Mobile Home Park
0.00
2,017,920
10,867

TX
5.98%
1-Sep-14
GECM5C1A
Self Storage
0.00
1,983,805
12,043

SC
5.36%
1-Feb-15
GECM5C1B
Multifamily
0.00
1,681,266
9,504

CA
5.17%
1-Dec-14
GECM5C1A
Self Storage
0.00
1,650,000
7,109

1,662,677,189
8,414,105
0
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Defeased Loans
Statement Date:
Disclosure
Control #
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
4-Oct-05
17,761,007
111

IL
5.60%
1-Mar-15
Retail
17,761,007
Not Avail.
Not Avail. Not Avail.
33
17,761,007
17,761,007
1
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
Payments have been made to bring regular loan payments current, other charges relating to previous default still owing.
33
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722370.1
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Comercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
10-Nov-05
10-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C1
ABN AMRO Acct: 722370.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2005 - 16:33 (T828-T864) (c) 2005 LaSalle Bank N.A.